SKYLINE FUNDS

SKYLINE SPECIAL EQUITIES PORTFOLIO

Supplement dated September 29, 2006
to the Prospectus dated May 1, 2006

Effective October 1, 2006, Skyline Asset Management, L.P. (the “Adviser”), the investment adviser to Skyline Special Equities Portfolio (the “Fund”), a series of Skyline Funds, has agreed voluntarily to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. This voluntary fee waiver may be terminated at any time, although the Adviser intends for the waiver to remain in place for an indefinite period. The waiver’s effect will be to decrease the annual fee paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million) and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Adviser has agreed voluntarily to add two additional breakpoints to its fees for assets in excess of $800 million in light of the voluntary waiver, as follows: 1.20% of the next $200 million (over $800 million to $1 billion) and 1.15% of average daily net assets in excess of $1 billion.

To reflect the waiver, the fees and expenses table under the heading “Fees and Expenses” on page 4 is deleted in its entirety and replaced with the following:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Redemption Fee on Shares Held 30 Days or Less
(as a % of Amount Redeemed)	2.00	%*
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	1.47	%**
Comprehensive Management Fee***
(including most operating expenses)	1.46	%**
Distribution (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expense	1.47	%**

*                     The redemption fee may be waived in certain circumstances. (See “Information on Redeeming Shares—Rules That Apply to All Share Redemptions”)

**              Effective October 1, 2006, the Adviser has voluntarily agreed to waive a portion of its Comprehensive Management Fee equal to 0.10% of the Fund’s average daily net assets, thereby decreasing the Fund’s Total Annual Operating Expenses, at current asset levels, to 1.37%.

***       Under the Investment Advisory Agreement, the Adviser pays all of the Fund’s ordinary operating expenses, except the fees and expenses of the Fund’s non-interested trustees. (See “Who Manages the Fund—The Adviser”)

Additionally, the following paragraph is added after the last paragraph on page 7 under the heading “Who Manages the Fund—The Adviser”:

“Effective October 1, 2006, the Adviser has agreed voluntarily to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. The voluntary fee waiver may be terminated at any time, although the Adviser intends for the waiver to remain in place for an indefinite period. The waiver’s effect will be to decrease the annual fee rate paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million, 1.30% of the next $200 million and 1.25% of the next $200 million. In addition, the Adviser has agreed voluntarily to add two additional breakpoints to its fees for assets in excess of $800 million in light of the voluntary waiver, as follows: 1.20% of the next $200 million and 1.15% of average daily net assets in excess of $1 billion.”

Retain this supplement for future reference.

SKYLINE FUNDS(R)

311 South Wacker Drive, Suite 4500

Chicago, Illinois 60606

(800) 828.2759

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

As supplemented October 1, 2006

Skyline Special Equities Portfolio is a series of Skyline Funds (“Skyline”). This Statement of Additional Information is not a prospectus. It should be read in conjunction with Skyline’s Prospectus for Skyline Special Equities Portfolio dated May 1, 2006, and any supplement to that Prospectus. The Prospectus can be obtained without charge by calling or writing to Skyline. The Fund’s audited financial statements for the fiscal year ended December 31, 2005 are incorporated herein by reference from the Fund’s annual report to shareholders.

SKYLINE

Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline currently has one series of shares, Skyline Special Equities Portfolio, which began operations April 23, 1987. As used in this Statement of Additional Information, “Special Equities Portfolio” means Skyline Special Equities Portfolio. Special Equities Portfolio also is sometimes referred to as the “Fund.” Skyline Asset Management, L.P. (the “Adviser”) provides investment advisory and administrative services to the Fund.

SHARES

Under the terms of Skyline’s Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Currently, there is one series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share is entitled to participate pro rata in any dividend and other distribution declared by Skyline’s board of trustees on shares of that series. All shares have equal rights in the event of liquidation of that series.

Each Skyline share has one vote and fractional shares have fractional votes. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline’s obligations. However, Skyline’s Agreement and Declaration of Trust disclaims liability of shareholders, Skyline’s trustees and Skyline’s officers for acts or obligations of Skyline or the Fund, and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline’s Agreement and Declaration of Trust provides for indemnification out of the Fund’s assets of all losses and expenses of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

INVESTMENT POLICIES

TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, the Fund may, from time to time, take temporary investment positions that are inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest, without limitation, in high-quality, fixed-income securities and may hold assets in cash or cash equivalents. Taking such a position might prevent the Fund from achieving its investment objective.

EQUITY SECURITIES. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings in equity securities for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

REPURCHASE AGREEMENTS. The Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. The Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Fund did not invest in repurchase agreements in the most recent fiscal year and has no present intention of investing in repurchase agreements in the coming year.

FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company, trade in U.S. markets and evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund does not expect to invest more than 5% of its net assets in foreign securities, including securities representing underlying shares of foreign issuers like ADRs, EDRs and GDRs.

Investment in foreign securities may represent a greater degree of risk than investment in securities of domestic issuers. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, involves certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements. Although the Fund attempts to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

PORTFOLIO TURNOVER.  Although the Fund does not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See “Distributions and Taxes” in the Fund’s Prospectus, and “Taxes” in this Statement of Additional Information.)

DISCLOSURE OF PORTFOLIO HOLDINGS

Skyline has adopted policies and procedures that are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Fund will disclose its portfolio holdings on a monthly basis on or about the 15th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by Skyline’s Chief Compliance Officer that the disclosures are for a legitimate business purpose (such as to third-party service providers or broker-dealers in connection with the performance of services for the Fund) and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures until the information is made publicly available. Skyline’s Chief Compliance Officer will monitor the use of the information disclosed by approved recipients and report to the board of trustees at least annually regarding these disclosures, and will report any exceptions to this policy to the Board at the next regularly scheduled Board meeting.

Other than as follows, Skyline does not have any arrangements with any person to make available information about the Fund’s portfolio securities, and Skyline’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Fund may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Fund: the independent registered public accounting firm (PricewaterhouseCoopers LLP); the accounting services and transfer agent and custodian (U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., respectively); or counsel to Skyline and its independent trustees (Bell, Boyd & Lloyd LLC); the proxy voting service (Institutional Shareholder Services); and regulatory authorities, securities exchanges, and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the custodian, transfer agent and accounting services. Disclosures of portfolio holdings information will be made after the 15th day of the month to Fund accountants, to financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information may be made to counsel after the 15th day of the month, in connection with periodic meetings of the board of trustees and otherwise from time to time in connection with the Fund’s operations.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed, and not to trade based upon such information. These requirements and the disclosure of portfolio holdings to all other parties on the same date are intended to address conflicts of interest between Fund shareholders and any other recipient of portfolio holdings information. There can be no assurance that Skyline’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

INVESTMENT RESTRICTIONS

Skyline has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of the Fund’s outstanding shares. The Fund’s fundamental investment restrictions are as follows:

The Fund may not:

1.             Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund’s assets at the time of borrowing (including the amount borrowed) (the Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

2.             Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

3.             Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers’ acceptances.

4.             Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

5.             Invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with less than three years operating history (including predecessors).

6.             Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

7.             Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

8.             Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

9.             Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Skyline also has adopted the following additional restrictions and policies with respect to the Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, the Fund may not:

A.            Invest in companies for the purpose of exercising control or management.

B.            Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the Investment Company Act of 1940, as amended (the “1940 Act”) provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at the time of investment) in all investment company securities purchased by the Fund.

C.            Invest in securities of other open-end investment companies.

D.            Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

E.             Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

F.             Invest in financial futures, options, or options on financial futures.

G.            Invest in commodities or commodity contracts.

PRINCIPAL SHAREHOLDERS

The only persons known by Skyline to own of record or “beneficially” (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of March 31, 2006 were:

NAME AND ADDRESS	PERCENTAGE OF OUTSTANDING SHARES HELD

Charles Schwab & Co Inc.	19.40%
Special Custody Acct for Exclusive
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Hartford Life Insurance Co.	17.56%
Deferred Compensation III
Separate Account
P.O. Box 2999
Hartford, CT 06104-2999

Bost & Co TR	8.73%
FBO Eastman Kodak Employees
Savings & Investment Plan
P.O. Box 3198
Pittsburgh, PA 15230-3198

National Financial Services LLC	7.06%
Attn Mutual Funds Dept 5th Floor
200 Liberty Street
New York, NY 10281-1003

State Street Bank as Trustee Cust	6.74%
FBO Citistreet Core Market
1 Heritage Dr.
Boston, MA 02171-2105

MANAGEMENT OF SKYLINE

The board of trustees has overall responsibility for the conduct of Skyline’s affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline’s shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline’s shareholders. Skyline’s shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline’s outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The trustees elect Skyline’s officers. The officers serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.

The names of Skyline’s trustees and officers, the year each was first elected or appointed to office, their principal business occupations during at least the last five years and other directorships they have held, are shown below.

NAME, POSITION(S) WITH SKYLINE AND AGE AT SEPTEMBER 25, 2006	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS

TRUSTEES WHO ARE NOT “INTERESTED PERSONS” OF SKYLINE:

WILLIAM L. ACHENBACH, 64, Trustee	1995	President, W.L. Achenbach & Associates, Inc., a financial counseling firm.	None

LAWRENCE J. LAWSON, 51, Trustee	2006	Chairman, Lincoln International LLC (and its predecessor) and Lincoln International Group, providers of financial counseling services.	Bell Industries, Inc. and JEB, Inc.

DAVID A. MARTIN, 54, Trustee	1995	Attorney and Principal, Righeimer, Martin & Cinquino, P.C., a law firm.	None

RICHARD K. PEARSON, 66, Trustee	1998	Director and President, First DuPage Bank (Westmont, IL) and Director and President, First DuPage Bancorp, Inc. (Westmont, IL).	First Community Bank (Milton, WI)

TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:

WILLIAM M. DUTTON, 52, President and Trustee	1995	Partner and Senior Advisor, Skyline Asset Management, L.P. Previously, Managing Partner, Research and Portfolio Management until January 1, 2005.	None

OFFICERS OF SKYLINE:

STEPHEN F. KENDALL, 52, Executive Vice President	1998	Partner and Chief Administrative Officer and Director of Marketing, Skyline Asset Management, L.P. since 2005. Previously, Partner and Chief Operating Officer, Skyline Asset Management, L.P.	None

BENJAMIN J. KIM, 37, TREASURER AND VICE PRESIDENT	2004	Chief Financial Officer of Skyline Asset Management, L.P. since 2004 and Securities Analyst of Skyline Asset Management, L.P.	None

DEANNA B. MAROTZ, 41, CHIEF COMPLIANCE OFFICER	2004	Chief Compliance Officer of Fund since 2004. Chief Compliance Officer of Skyline Asset Management, L.P. since 2003. Previously, Manager of Marketing Communications of Skyline Asset Management L.P.	None

NAME, POSITION(S) WITH SKYLINE AND AGE AT SEPTEMBER 25, 2006	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS

CHRISTINE C. CARSMAN, 54, SECRETARY	2004	Vice President and Chief Regulatory Counsel, AMG. Previously, Vice President, Senior Counsel and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP.	None

GEOFFREY P. LUTZ, 56, Executive Vice President	1995	Partner, Institutional Marketing, Skyline Asset Management, L.P.	None

MICHAEL MALONEY, 44, Executive Vice President	1995	Partner and Portfolio Manager, Skyline Asset Management, L.P. since 2005. Previously, Partner, Research and Portfolio Management, Skyline Asset Management, L.P.	None

MICHELE M. BRENNAN, 35, Vice President	1998	Fund Marketing and Client Service, Skyline Asset Management, L.P. since 2005. Previously, Director of Fund Marketing, Skyline Asset Management, L.P.	None

COLIN J. DEAN, 29, Assistant Secretary	2006	Associate Counsel, AMG since 2005. Previously, Associate, Dechert LLP.	None

The address of the independent trustees, Messrs. Dutton, Kendall, Lutz, Maloney, Kim and Ms. Marotz and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The address of the other officers is:  Ms. Carsman and Mr. Dean, c/o is Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965.

Messrs. Pearson and Dutton serve as members of the Executive Committee. The Executive Committee generally has the authority to exercise the powers of the board of trustees during intervals between meetings. During the 2005 fiscal year, the Executive Committee did not meet.

Messrs. Achenbach, Lawson, Martin and Pearson serve as members of the Committee of the Independent Trustees, which functions as an audit committee and a governance committee. Functioning as an audit committee, the Committee approves and recommends that the board of trustees ratifies the selection, retention and termination of the independent registered public accountants and confers with the independent registered public accountants regarding the scope and results of the audit of the Fund’s financial statements. Functioning as a governance committee, the Committee makes recommendations to the board of trustees regarding Board committees and committee assignments, the Board’s composition, candidates for election as non-interested trustees and the compensation of non-interested trustees, and oversees the process for evaluating the Board’s functioning. Neither the Committee nor the board of trustees will consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of Skyline. During the 2005 fiscal year, the Committee of the Independent Trustees met four times.

Skyline’s trustees who are not “interested persons” of Skyline, as defined in the 1940 Act, receive from Skyline an annual aggregate retainer of $12,000 and a fee of $1,500 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. As of January 1, 2006, the chair of the Committee receives $2,000 for each meeting of the Committee attended.

The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 2005, to each trustee of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM SKYLINE FUNDS

William L. Achenbach	$17,000	(2)
William M. Dutton(1)	None
Paul J. Finnegan(3)	16,000	(2)
Lawrence J. Lawson(3)	N/A
David A. Martin	16,000	(2)
Richard K. Pearson	16,000

(1)                                  Indicates an “interested person” of Skyline, as defined in the 1940 Act.

(2)                                  Includes fees deferred during the year pursuant to a deferred compensation plan. Deferred amounts have been invested and reinvested in shares of the Fund or either of two portfolio series of the First American Funds, Inc. - Prime Obligations and Government Obligations, as designated by the trustee. As of December 31, 2005, the value of each of Messrs. Achenbach’s, Finnegan’s and Martin’s deferred compensation account was $78,619, $70,374 and $76,089, respectively.

(3)                                  Mr. Finnegan resigned as a trustee effective May 16, 2006. Mr. Lawson was appointed as a trustee on September 25, 2006.

Skyline has instituted a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of Skyline to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of Skyline when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of the Fund or either of two portfolio series of the First American Funds, Inc. - Prime Obligations and Government Obligations, as designated by the trustee. At the time for commencing distributions from a trustee’s deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years.

As a group, the trustees and officers owned beneficially 2.05% of the Fund as of March 31, 2006. The following table illustrates the dollar range of any equity securities “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the trustees of Skyline in the Fund. The dollar range for the securities represented in the table was determined using the net asset value of a Fund share as of the close of business on December 31, 2005.

DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE	BENEFICIALLY OWNED AT 12/31/05

William L. Achenbach	Over $100,000
William M. Dutton(1)	Over $100,000
Paul J. Finnegan(2)	Over $100,000
Lawrence J. Lawson(2)	N/A
David A. Martin	Over $100,000
Richard K. Pearson	Over $100,000

(1)                                  Indicates an “interested person” of Skyline, as defined in the 1940 Act.

(2)                                  Mr. Finnegan resigned as a trustee effective May 16, 2006. Mr. Lawson was appointed as a trustee on September 25, 2006.

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of the Adviser, Managers Distributors, Inc. (the “Distributor”) or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

INVESTMENT ADVISORY SERVICES

The Adviser provides investment advisory and administrative services to Skyline for the Fund pursuant to an Investment Advisory Agreement dated May 28, 1998 (the “Agreement”). In addition to managing the Fund, the Adviser is a subadviser for another registered investment company and provides separate institutional account management for corporate defined benefit and defined contribution plans (401(k)), endowments, foundations, public funds and high net worth individuals. The Adviser is a Delaware limited partnership that was formed in 1995. The general partner of the Adviser is AMG/Midwest Holdings, Inc., with Affiliated Managers Group, Inc. (“AMG”) as a special limited partner and  corporations wholly owned by Messrs. William M. Dutton, William M. Fiedler, Stephen F. Kendall, Geoffrey P. Lutz, Michael Maloney and Mark N. Odegard, respectively, as the limited partners. AMG is a publicly traded Delaware corporation that acquires interests in investment management firms. AMG has its offices at 600 Hale Street, Prides Crossing, MA 01965.

Under the Agreement, the Adviser pays all of the Fund’s ordinary costs and expenses attendant to operating the Fund except the advisory fees, and fee expenses paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal accounting, or other costs or expenses not incurred in the course of Skyline’s ongoing operation.

For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Fund’s ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from the Fund based on the Fund’s average daily net assets. Under the Agreement, the Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

Effective October 1, 2006, the Adviser has agreed voluntarily to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. The voluntary fee waiver may be terminated at any time, although the Adviser intends for the waiver to remain in place for an indefinite period. The waiver’s effect will be to decrease the annual fee rate paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million, 1.30% of the next $200 million and 1.25% of the next $200 million. In addition, the Adviser has agreed voluntarily to add two additional breakpoints to its fees for assets in excess of $800 million in light of the voluntary waiver, as follows: 1.20% of the next $200 million and 1.15% of average daily net assets in excess of $1 billion.

The Adviser has agreed that it will reimburse the Fund to the extent that, in any fiscal year, the Fund’s aggregate expenses, including the advisory fee, trustees’ fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline’s ongoing operation, exceed an annual rate of 1.75% of the Fund’s average daily net assets. Reimbursement, if any, is made monthly.

The Fund incurred comprehensive management fees to the Adviser totaling $7,699,389, $7,830,647 and $6,246,221  in the fiscal years ended December 31, 2005, 2004, and 2003, respectively.

The Agreement provides that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under the Agreement.

The Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of Skyline’s trustees who are not “interested persons” of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by Skyline’s board of trustees or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Adviser specializes in investing in stocks of companies with small market capitalizations. A team of experienced investment professionals manages the Fund. Portfolio management responsibilities are divided among an investment and research group that is comprised of three investment teams each covering specific sectors of the small cap universe.

PORTFOLIO MANAGERS

The members of the investment and research group that have day-to-day portfolio management responsibility are:

WILLIAM F. FIEDLER. Mr. Fiedler is a portfolio manager and a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a MBA degree in Finance from the University of Wisconsin-Madison.

MICHAEL MALONEY. Mr. Maloney is a portfolio manager and a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his MBA degree in Finance from the University of Wisconsin-Madison.

MARK N. ODEGARD. Mr. Odegard is a portfolio manager and a partner of the Adviser, joining the Adviser in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and MBA degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.

The portfolio managers have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF DECEMBER 31, 2005
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS

William F. Fiedler	1 account, $730 million in	1 account $10 million in	20 accounts, $406 million in
	assets	assets	assets

Michael Maloney	1 account, $730 million in	1 account, $10 million in	19 accounts, $397 million in
	assets	assets	assets

Mark N. Odegard	1 account, $730 million in	1 account, $10 million in	33 accounts, $398 million in
	assets	assets	assets

NONE OF THE ACCOUNTS SET FORTH ABOVE INVOLVE AN ADVISORY FEE THAT IS BASED ON THE PERFORMANCE OF THE ACCOUNT.

CONFLICTS OF INTEREST. As indicated in the previous table, Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of accounts other than the Fund. Those accounts include another investment company for which the Adviser serves as investment sub-adviser, another pooled investment vehicle, separately managed accounts and the portfolio managers’ personal accounts. The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest for the Adviser. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. The Adviser utilizes certain guidelines and procedures, discussed below, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

The overriding principle to be followed in applying the Adviser’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. The Adviser has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because the Adviser believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if the Adviser believes that such allocation is fair and reasonable.

In the event that the Adviser’s access to an investment opportunity is limited (such as in the case of an equity initial public offering (“IPO”), the Adviser seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

PORTFOLIO MANAGER COMPENSATION. The portfolio managers responsible for managing the Fund are all limited partners of the Adviser. As limited partners, their compensation comes from a combination of salary, a share of the Adviser’s revenue based on their individual ownership position in the Adviser, and a share of the Adviser’s profits based on their individual contribution to the success of the Fund and the Adviser. Total compensation is influenced by the Adviser’s overall profitability, which is directly related to fees generated by the Adviser’s assets under management.

The portfolio managers’ salary and share of profits of the Adviser are determined by  the Adviser’s Executive Committee taking into account many factors, including the portfolio manager’s contribution to the success of the Fund and the Adviser, successful stock selection and favorable sector weightings. Contributions in other sectors of the Fund and other areas of the Adviser, such as trading and client service also are considered. There is no set formula for the portfolio managers’ salary and share of profits of the Adviser, and an effort is made to consider a portfolio manager’s long-term pre-tax performance, not just  performance during the current year.

The portfolio managers are provided benefits packages that include life insurance, health insurance and participation in the Adviser’s 401(k) plan comparable to that received by other employees of the Adviser.

OWNERSHIP OF THE FUND. As of December 31, 2005, each portfolio manager beneficially owned shares of the Fund having the indicated dollar ranges.

DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF PORTFOLIO MANAGER	PORTFOLIO BENEFICIALLY OWNED

William F. Fiedler	Over $1,000,000

DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF PORTFOLIO MANAGER	PORTFOLIO BENEFICIALLY OWNED

Michael Maloney	Over $1,000,000

Mark N. Odegard	$500,001 - $1,000,000

CODE OF ETHICS

The 1940 Act and rules thereunder require that Skyline and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of Skyline’s investments and investment intentions might take advantage of that knowledge for their own benefit. Skyline and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code of Ethics does not prohibit employees who have knowledge of Skyline’s investments and investment intentions from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Skyline and the Adviser to detect and prevent conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

In valuing research services, the Adviser judges the usefulness of the research information provided by a broker to the Adviser in managing the Fund. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising the Fund and other accounts.

The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the Adviser’s staff on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Fund are reviewed periodically by the Fund’s board of trustees.

The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions. However, Skyline’s board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the Fund’s interest to take into account the value of the information received for use in advising the Fund. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the Fund’s expenses in providing management services to the Fund is not determinable. In addition, the board of trustees understands that the Adviser’s other clients also may benefit from the information obtained for the Fund, in the same manner that the Fund also may benefit from information obtained by the Adviser in performing services for others.

The Fund’s transactions in the over-the-counter market and the third market are executed with primary market makers acting as principals, except where it is believed that better prices and execution may be obtained from others.

The Adviser is further authorized to allocate the orders placed by it on the Fund’s behalf to brokers and dealers who provide research services to the Fund or the Adviser. Although investment decisions for the Fund are made independently from those for the Adviser’s other investment advisory clients, the same investment decision may be made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each. During the fiscal year ended December 31, 2005, the Fund paid $761,198 in brokerage commissions to brokers who furnished research services to the Fund for transactions that totaled $662,561,477.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by the Fund during the periods indicated. The increase in aggregate commissions paid from 2003 to 2004 and from 2004 to 2005 was due to a slight increase in turnover due to stocks hitting their sale targets. No commissions were paid to persons who were affiliated persons of the Fund as of the time such payments were made.

	FISCAL YEAR ENDING DECEMBER 31,
	2005	2004	2003
Aggregate commissions	$1,045,979	$1,015,968	$1,008,603

The Adviser may place brokerage transactions with brokers affiliated with the Distributor. Commissions paid to such brokers in any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

PROXY VOTING

The Fund has delegated responsibility for proxy voting to the Adviser. The Adviser votes proxies for the Fund’s portfolio securities in accordance with its proxy voting policies and procedures, which the Fund has adopted. When the Adviser votes the Fund’s proxies, the Fund’s economic interest as a shareholder is the Adviser’s primary consideration in determining how the proxy should be voted. When making proxy voting decisions, the Adviser generally adheres to proxy voting guidelines that set forth the Adviser’s proxy voting positions on issues. The Adviser believes the guidelines, if followed, generally will result in the casting of votes in the Fund’s economic best interests . The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Adviser votes contrary to its general guidelines. The Adviser: (i) attempts to apply its proxy voting policy consistently subject to the circumstances of the individual companies; (ii) documents the reasons for voting; (iii) maintains records of voting activities; and (iv) monitors voting activity for potential conflicts of interest.

The Adviser adheres to an ERISA standard for voting the proxies. ERISA sets forth the tenets under which corporate pension fund assets must be managed and invested. Although ERISA technically governs only the assets of corporate pension plans, the Adviser thinks that in the case of proxy voting the duties of loyalty and prudence as defined within ERISA provide excellent guidance. All votes are reviewed on a case-by-case basis and no issue is considered routine. Each issue will be considered in the context of the company under review.

To facilitate its proxy voting process, the Adviser has retained a proxy administration and research service (the “proxy service”) to assist it with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting. The proxy service provides the Adviser with research and voting recommendations consistent with the Adviser’s proxy voting policy. The Adviser assesses the proxy service’s recommendations before voting. In every instance where a proxy vote presents a material conflict of interest between the Fund and the Adviser, the Adviser will vote in accordance with the proxy service’s recommendation.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the twelve-month period ending June 30 will be available by August 31 of each year on the SEC’s website at www.sec.gov or on the Fund’s website at www.skylinefunds.com or without charge by calling 800.828.2759.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions are discussed in the Prospectus under the headings “Types of Accounts,” “Information on Purchasing Shares,” “Information on Redeeming Shares,” and “Shareholder Services.” For services provided by a broker-dealer or other intermediary (called an “intermediary”) with respect to Fund shares held by that intermediary for its customers, the Adviser may pay the intermediary a fee of up to forty basis points of the annual average value of those accounts.

NET ASSET VALUE. In accordance with the federal securities laws, the net asset value of the Fund’s shares is determined as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (usually 3:00 p.m., Central Time) each day it is open for trading. The Fund’s net asset value per share is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of the Fund’s shares outstanding.

Investments are stated at current value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the “principal exchange”), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market (“NASDAQ”) shall be valued at the Nasdaq Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be subject to a fair value determination made in good faith by Skyline’s board of trustees or a committee thereof.

The NYSE is currently closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day , Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

REDEMPTION IN KIND. Skyline currently intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the Fund’s net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders having shares of the Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). Payment will be sent by check to your address of record, or via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your predetermined bank account.  For payment through the ACH network, your bank must be an ACH member. There are no separate charges to shareholders under the Withdrawal Plan.

Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder’s account, the payment will constitute a depletion of the principal in the shareholder’s account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

FREQUENT PURCHASE AND REDEMPTION ARRANGEMENTS

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the  Adviser or any other party in this regard.

TAXES

Skyline intends for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies, it generally will not be subject to federal income or excise tax if substantially all of its taxable income and capital gains are distributed to shareholders. If Skyline fails to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to Skyline’s shareholders.

GENERAL INFORMATION

CUSTODIAN AND TRANSFER AGENT. U.S. Bank, N.A., P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of Skyline’s securities and other assets. As Custodian, U.S. Bank, N.A. is responsible for, among other things, safeguarding and controlling Skyline’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline’s investments. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are not affiliates of the Adviser or its affiliates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606, serves as Skyline’s independent registered public accountants, providing services including (i) audit of the annual financial statements, (ii) assistance in connection with Securities and Exchange Commission filings, and (iii) review of the annual income tax returns filed on the Fund’s behalf.

DISTRIBUTOR. The Fund’s shares are offered for sale on a continuous basis through Managers Distributors, Inc., 800 Connecticut Avenue, Norwalk, Connecticut 06854, a wholly-owned subsidiary of Managers Investment Group LLC, an affiliate of AMG, without any sales commissions or charges to the Fund or its shareholders. The Distributor acts pursuant to a written Distribution Agreement with Skyline, which continues from year to year, provided such continuance is approved annually by a (i) majority of the trustees or majority of the outstanding voting securities of the Fund and (ii) majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the Fund’s ordinary operating expenses, all expenses in connection with registration of the Fund’s shares with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

As agent, the Distributor offers the Fund’s shares to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Fund’s shares only on a best-efforts basis.

The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Fund. Those amounts, if any, are described under “Portfolio Transactions and Brokerage.”

The Distributor is a selling agent for two series of First American Funds, Inc. - Prime Obligations and Government Obligations. Those series are the funds for which shareholders may exchange their shares of the Fund through the exchange privilege described in the Prospectus.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2005 are incorporated herein by reference from the Fund’s annual report to shareholders.